                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                   FORM 8-K/A-2


                                  CURRENT REPORT

                                      0-16715

                         ---------------------------------
                              COMMISSION FILE NUMBER

                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

                                  JANUARY 3, 1997

                         ---------------------------------
                                  DATE OF REPORT
                         (DATE OF EARLIEST EVENT REPORTED)

                            PHONETEL TECHNOLOGIES, INC.

       ---------------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      OHIO
                      ------------------------------------
                            (STATE OF INCORPORATION)

                                   34-1462198
                      ------------------------------------
                          (I.R.S. IDENTIFICATION NO.)

                               1127 EUCLID AVENUE
                            650 STATLER OFFICE TOWER
                           CLEVELAND, OHIO 44115-1601
       ------------------------------------------------------------------
              ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES

                                 (216) 241-2555
                      ------------------------------------
                         REGISTRANT'S TELEPHONE NUMBER

PART I

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On January 1, 1997, PhoneTel Technologies., Inc. the Registrant (or "Company") completed the acquisition of Cherokee Communications, Inc., ("Cherokee" or "Sellers") whereby the Company, acquired 14,000 public pay telephones (located primarily in Texas, New Mexico, Utah, Montana and Colorado), of which approximately 726 were under contract waiting to be installed, the equipment being on hand for substantially all of those phones, and parts and supplies inventory for a purchase price consisting of:



     Acquired installed and uninstalled pay telephones and locations under contract............................................................  $52,847,750
     Non-competition agreements with three of the executives and owners of
       Cherokee who are now employees and officers of the Company..........    1,249,998
     Transaction costs.....................................................    1,125,216
                                                                             -----------
                                                                              55,222,964
     Contingent consideration paid into escrow:
     Additional consideration payable if interstate operator service rate guidelines are NOT implemented during:
            1997 -- payable on January 3, 1998.............................    3,000,000
            1998 -- payable on January 3, 1999.............................    3,000,000
     Amount retained for "true-up" adjustments.............................    1,000,000
                                                                             -----------
     Total.................................................................  $62,222,964
                                                                             ===========


     In addition, the Company acquired certain outstanding accounts receivable, including dial-around compensation, prepaids and deposits, and coin in the installed pay telephones aggregating $5,888,088, and assumed accounts payable, accrued expenses, and vehicle debt aggregating $3,407,961, both of which were adjustments to the purchase price above.

     On January 14, 1997, the Company completed the acquisition of 1,250 installed public pay telephones (located in Texas), parts and supplies inventories, and certain other assets of Texas Coinphone for a purchase price of approximately $3,700,000.

     The Cherokee and Texas Coinphone acquisitions were recorded as purchases and the differences between the aggregate fair values of the tangibles assets acquired and the total purchase price, approximately $30,000,000, were recorded as acquired pay telephone location contracts and will be amortized over the estimated average remaining economic life of the acquired pay telephone location contracts. All purchase price allocations for the acquisitions are preliminary in nature and are subject to change within twelve months following each acquisition based on refinements as actual data becomes available.


     The acquisitions of Cherokee and Texas Coinphone were completed using a portion of the net proceeds from the Company's debt and equity public offerings completed on December 18, 1996. The Company sold 6,750,000 shares of its Common Stock, par value $0.01 ("Common Stock"), to the public at $3.00 per share, or $20,250,000 before expenses (the "Company Equity Offering") and $125,000,000 aggregate principal amount of its 12% Senior Notes due 2006 (the "Company Debt Offering").


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (b) Pro Forma financial information. The following unaudited pro forma condensed financial statements as of and for the year ended December 31, 1995 and as of and for the nine months ended September 30, 1996, as set forth in
Exhibit 99.2 hereto and incorporated herein by reference, replace the pro forma financial information previously filed as Exhibit 99.2 under Form 8-K dated January 3, 1997:


          1. Introduction to Unaudited Pro Forma Combined Condensed Financial Information.

          2. Cherokee Communications, Inc., Texas Coinphone, Amtel Communications, Inc. and Combined Companies (Debtor-in-Possession), Payphones of America, Inc., International Pay Phones, Inc. (a Tennessee company), International Pay Phones, Inc. (a South Carolina Company), Paramount Communications Systems, Inc., World Communications, Inc., Public Telephone Corporation, and PhoneTel Technologies, Inc. -- Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 1995.

          3. Cherokee Communications, Inc., Texas Coinphone, Amtel Communications, Inc. and Combined Companies (Debtor-in-Possession), Payphones of America, Inc., International Pay Phones, Inc. (a Tennessee company), International Pay Phones, Inc. (a South Carolina Company), Paramount Communications Systems, Inc., World Communications, Inc., Public Telephone Corporation, and PhoneTel Technologies, Inc. -- Footnotes to the Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 1995.

          4. Cherokee Communications, Inc., Texas Coinphone, Amtel Communications, Inc. and Combined Companies (Debtor-in-Possession), Payphones of America, Inc., International Pay Phones, Inc. (a Tennessee company), International Pay Phones, Inc. (a South Carolina Company), Paramount Communications Systems, Inc., and PhoneTel Technologies, Inc. -- Unaudited Pro Forma Combined Condensed Statement of Operations for the Nine Months Ended September 30, 1996.

          5. Cherokee Communications, Inc., Texas Coinphone, Amtel Communications, Inc. and Combined Companies (Debtor-in-Possession), Payphones of America, Inc., International Pay Phones, Inc. (a Tennessee company), International Pay Phones, Inc. (a South Carolina Company), Paramount Communications Systems, Inc., World Communications, Inc., Public Telephone Corporation, and PhoneTel Technologies, Inc. -- Footnotes to the Unaudited Pro Forma Combined Condensed Statement of Operations for the Nine Months Ended September 30, 1996.

          6. Cherokee Communications, Inc., Texas Coinphone and PhoneTel Technologies, Inc. -- Unaudited Pro Forma Combined Condensed Balance Sheet at September 30, 1996.

          7. Cherokee Communications, Inc., Texas Coinphone and PhoneTel Technologies, Inc. -- Footnotes to the Unaudited Pro Forma Combined Condensed Balance Sheet at September 30, 1996.

     (c) Exhibits


EXHIBIT NO.    DOCUMENT

  99.2         Unaudited pro forma financial statements listed in Item 7(b).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PhoneTel Technologies, Inc.
                                          (Registrant)


Date: March 5, 1997                       By: /s/ PETER G. GRAF

                                            ------------------------------------

                                            Peter G. Graf

                                            Chairman of the Board and
                                            Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT NO.    DOCUMENT

  99.2         Unaudited pro forma financial statements listed in Item 7(b).

                                  INTRODUCTION


     The following unaudited pro forma combined, condensed statement of operations adjust the historical statements of operations data for the year ended December 31, 1995 and the nine months ended September 30, 1996 include adjustments to give effect to: (i) the acquisition of World Communications Inc. ("World") on September 22, 1995, Public Telephone Corporation ("Public Telephone") on October 15, 1995, International Pay Phones, Inc. (a South Carolina company) ("IPP SC") and International Pay Phones, Inc. (a Tennessee company) ("IPP TN") (collectively "IPP"), on March 15, 1996, Paramount Communications Systems, Inc. ("Paramount") on March 15, 1996, Pay Phones of America, Inc. ("POA") effective August 1, 1996 and ACI-HDT Supply Company, Amtel Communications Services, Amtel Communications Correctional Facilities, Amtel Communications, Inc. and Amtel Communications Payphones, Inc., Debtors-in-Possession, (collectively referred to as "Amtel") on September 13, 1996; (ii) the funds borrowed under the Credit Agreement; (iii) the sale by the Company of $20 million of Common Stock pursuant to the Company Equity Offering (as defined below); (iv) the sale (as defined below) by the Company of $125 million of senior debt pursuant to the Company Debt Offering and the application of the proceeds therefrom and (v) the acquisition of Cherokee on January 3, 1997, and Texas Coinphone on January 14, 1997 (which were funded with the proceeds from the Company Equity Offering and the Company Debt Offering).



     The following unaudited pro forma combined condensed balance sheet as of September 30, 1996, adjusts the historical balance sheet to give effect to: (i) the Cherokee and Texas Coinphone acquisitions; (ii) the sale by the Company of $20 million of Common Stock pursuant to the Company Equity Offering; and (iii) the sale by the Company of $125 million of Senior Notes pursuant to the Company Debt Offering and the application of the net proceeds therefrom, including the repayment of the $41,000,000 borrowed pursuant to the credit facility ("Credit Agreement") provided by Internationale Nederlanden (U.S.) Capital Corporation and Cerberus Partners, L.P. (collectively known as "Lenders"), the repayment of certain capital lease obligations, and the repayment of sellers' notes issued in connection with the POA Acquisition ("POA Seller's Notes").



     Cherokee's fiscal year ends on September 30; accordingly the historical and pro forma information relating to Cherokee is for the nine month period ended June 30, 1996 and as of June 30, 1996. All purchase price allocations for the acquisitions are preliminary in nature and are subject to change within twelve months following each acquisition based on refinements as actual data becomes available.



     The pro forma adjustments are included in the unaudited pro forma balance sheet as if the Cherokee and Texas Coinphone transactions had occurred on September 30, 1996 and in the unaudited pro forma statements of operations as if the transactions had occurred at the beginning of each period presented. The audited pro forma combined condensed financial data should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing, and are not necessarily indicative of the results of operations that might have occurred if the transactions had taken place on the dates indicated or which might occur in any future period.

                  PHONETEL TECHNOLOGIES, INC. AND SUBSIDIARIES

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                                                   PRO FORMA
                                                                                                 PRO FORMA        ADJUSTMENTS
                                                WORLD, PUBLIC                                   ADJUSTMENTS        FOR EQUITY
                                                 TELEPHONE,                                       FOR 1995          OFFERING
                                  PHONETEL         IPP AND                                        AND 1996          AND DEBT
                                TECHNOLOGIES    PARAMOUNT (A)       AMTEL            POA        ACQUISITIONS        OFFERING
                                ------------    -------------    ------------    -----------    ------------      ------------
Revenues
Coin calls...................... $ 12,130,189    $12,474,844     $  9,689,179    $ 3,747,247    $   (295,000)               --
Non-coin........................    3,776,501      5,771,598        5,459,411      4,418,667        (964,000)               --
Other...........................    2,811,293        147,259        1,910,550         49,221      (1,612,000)               --
                                 -----------     -----------     ------------    ------------    -----------      ------------
                                  18,717,983      18,393,701       17,059,140      8,215,135      (2,871,000)(b)            --
                                 -----------     -----------     ------------    ------------    -----------      ------------
Operating expenses:
Line and transmission charges...    5,475,699      6,377,191        6,862,015      3,599,271      (1,695,000)(c)            --
Location commissions............    3,467,626      2,361,157        3,921,741      1,178,156      (1,067,000)(d)            --
Field operations................    5,310,262      1,847,352        2,719,090        289,036      (3,027,000)(e)            --
Depreciation and amortization...    4,383,049      2,059,628        1,621,029      1,218,095       8,529,000(f)             --
Selling, general and
 administrative.................    3,200,742      5,229,060       15,103,091      1,911,624     (14,310,000)(g)            --
Other unusual charges and
 contractual settlements........    2,169,503             --               --             --              --                --
                                 -----------     -----------     ------------    ------------    -----------      ------------
                                  24,006,881      17,874,388       30,226,966      8,196,182     (11,570,000)               --
                                 -----------     -----------     ------------    ------------    -----------      ------------
Loss from operations............   (5,288,898)       519,313      (13,167,826)        18,953       8,699,000                --
                                 -----------     -----------     ------------    ------------    -----------      ------------
Other income (expense):
Interest expense:
 Related parties................           --             --               --             --      (7,009,000)(h)  $  7,009,000(l)
 Others.........................     (836,911)    (1,109,102)      (7,429,502)      (971,141)      7,525,000(i)    (13,498,000)(m)
Interest income.................       16,112         21,320               --            415              --                --
Reorganization expenses.........           --             --         (539,942)            --         539,942(j)             --
Other...........................           --       (311,932)        (429,967)       (68,517)        429,967(j)             --
                                 -----------     -----------     ------------    ------------    -----------      ------------
Total other income (expense)....     (820,799)    (1,399,714)      (8,399,411)    (1,039,243)      1,485,909        (6,489,000)
                                 -----------     -----------     ------------    ------------    -----------      ------------
Loss before income taxes and
 extraordinary item.............   (6,109,697)      (880,401)     (21,567,237)    (1,020,290)     10,184,909        (6,489,000)
Income taxes....................           --         38,100            4,000       (277,720)        (42,100)(k)            --
                                 -----------     -----------     ------------    ------------    -----------      ------------
Loss before extraordinary
 item........................... $ (6,109,697)   $  (918,501)    $(21,571,237)   $  (742,570)   $ 10,227,009      $ (6,489,000)
                                 ===========     ===========     ============    ============    ===========      ============
Earnings per share:
Preferred dividend..............     (309,668)      (343,567)              --             --              --                --
                                 -----------     -----------     ------------    ------------    -----------      ------------
Loss before extraordinary item
 applicable to common
 shareholders................... $ (6,419,365)   $(1,262,068)    $(21,571,237)   $  (742,570)   $ 10,227,009      $ (6,489,000)
                                 ===========     ===========     ============    ============    ===========      ============
Loss per common share........... $      (3.29)
                                 ===========
Number of shares................    1,950,561      1,083,694        2,162,163        166,666                         6,750,000(n)
                                 ===========     ===========     ============    ============                     ============

                                                                                                        PRO FORMA
                                   PRO FORMA FOR                                                        FOR 1995,
                                   1995 AND 1996                                                      1996 AND 1997
                                   ACQUISITIONS,                                     PRO FORMA        ACQUISITIONS,
                                  EQUITY OFFERING                                   ADJUSTMENTS      EQUITY OFFERING
                                     AND DEBT                           TEXAS        FOR 1997           AND DEBT
                                     OFFERING           CHEROKEE      COINPHONE     ACQUISITIONS        OFFERING
                                  ---------------      -----------    ----------    -----------      ---------------
Revenues
Coin calls......................   $  37,746,459       $14,036,665    $  846,210             --       $  52,629,334
Non-coin........................      18,462,177        17,049,394       553,337    $(1,105,000)(p)      34,959,908
Other...........................       3,306,323           505,581            --             --           3,811,904
                                    ------------       -----------    ----------    -----------        ------------
                                      59,514,959        31,591,640     1,399,547     (1,105,000)         91,401,146
                                    ------------       -----------    ----------    -----------        ------------
Operating expenses:
Line and transmission charges...      20,619,176         9,673,772       513,036             --          30,805,984
Location commissions............       9,861,680         4,909,445       135,746             --          14,906,871
Field operations................       7,138,740         3,121,831       280,706     (1,233,000)(p)       9,308,277
Depreciation and amortization...      17,810,801         4,298,090       151,926      8,010,000(q)       30,270,817
Selling, general and
 administrative.................      11,134,517         5,520,405       357,197     (1,130,000)(r)      15,882,119
Other unusual charges and
 contractual settlements........       2,169,503                --            --             --           2,169,503
                                    ------------       -----------    ----------    -----------        ------------
                                      68,734,417        27,523,543     1,438,611      5,647,000         103,343,571
                                    ------------       -----------    ----------    -----------        ------------
Loss from operations............      (9,219,458)        4,068,097       (39,064)    (6,752,000)        (11,942,425)
                                    ------------       -----------    ----------    -----------        ------------
Other income (expense):
Interest expense:
 Related parties................              --                --            --             --                  --
 Others.........................     (16,319,656)       (1,631,416)      (57,561)     1,689,000(s)      (16,319,633)
Interest income.................          37,847            57,278        21,563        (21,563)(t)          95,125
Reorganization expenses.........              --                --            --             --                  --
Other...........................        (380,449)        1,125,630       281,501       (281,501)(u)         745,181
                                    ------------       -----------    ----------    -----------        ------------
Total other income (expense)....     (16,662,258)         (448,508)      245,503      1,385,936         (15,479,327)
                                    ------------       -----------    ----------    -----------        ------------
Loss before income taxes and
 extraordinary item.............     (25,881,716)        3,619,589       206,439     (5,366,064)        (27,421,752)
Income taxes....................        (277,720)        1,399,140            --             --           1,121,420
                                    ------------       -----------    ----------    -----------        ------------
Loss before extraordinary
 item...........................   $ (25,603,996)      $ 2,220,449    $  206,439    $(5,366,064)      $ (28,543,172)
                                    ============       ===========    ==========    ===========        ============
Earnings per share:
Preferred dividend..............        (653,235)               --            --             --            (653,235)
                                    ------------       -----------    ----------    -----------        ------------
Loss before extraordinary item
 applicable to common
 shareholders...................   $ (26,257,231)(o)   $ 2,220,449    $  206,439    $(5,366,064)      $ (29,196,407)
                                    ============       ===========    ==========    ===========        ============
Loss per common share...........   $       (2.17)(o)                                                  $       (2.41)
                                    ============                                                       ============
Number of shares................      12,113,084                                                         12,113,084
                                    ============                                                       ============


    The accompanying Footnotes to the Unaudited Pro Forma Combined Condensed Statement of Operations are an integral part of these financial statements.

                      FOOTNOTES TO THE UNAUDITED PRO FORMA
                   COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995


     (a) Represents the operations of World, Public Telephone, Paramount, IPP SC and IPP TN for the period from January 1, 1995 through the date indicated.


                               WORLD       PUBLIC TELEPHONE     PARAMOUNT         IPP SC           IPP TN
                          JANUARY 1, 1995  JANUARY 1, 1995   JANUARY 1, 1995  JANUARY 1, 1995  JANUARY 1, 1995
                          -SEPTEMBER 21,     -OCTOBER 14,     -DECEMBER 31,    -DECEMBER 31,    -DECEMBER 31,
                               1995              1995             1995             1995             1995           COMBINED
                          ---------------  ----------------  ---------------  ---------------  ---------------  ---------------
Revenues:
  Coin calls..............   $ 2,791,016      $1,376,867       $ 3,751,744      $ 3,360,596      $ 1,194,621      $12,474,844
  Non-coin................     3,467,687         380,187         1,923,724               --               --        5,771,598
  Other...................        58,345          88,914                --               --               --          147,259
                            -----------       ----------       -----------      -----------      -----------      -----------
                              6,317,048        1,845,968         5,675,468        3,360,596        1,194,621       18,393,701
                            -----------       ----------       -----------      -----------      -----------      -----------
Operating expenses:
  Line and transmission
    charges...............     2,706,199         535,771         1,543,956          983,204          608,061        6,377,191
  Location commissions....       852,944         196,243           696,443          615,527               --        2,361,157
  Field operating
    expenses..............     1,026,000         112,071                --          709,281               --        1,847,352
  Depreciation and
    amortization..........       855,059         268,262           393,204          451,929           91,174        2,059,628
  Selling, general and
    administrative........     1,276,056         594,588         2,407,479          479,083          471,854        5,229,060
                            -----------       ----------       -----------      -----------      -----------      -----------
                              6,716,258        1,706,935         5,041,082        3,239,024        1,171,089       17,874,388
                            -----------       ----------       -----------      -----------      -----------      -----------
Income (loss) from
  operations..............      (399,210)        139,033           634,386          121,572           23,532          519,313
                            -----------       ----------       -----------      -----------      -----------      -----------
Other income (expense):
  Interest expense........      (590,980)       (304,664)          (64,210)        (149,248)              --       (1,109,102)
  Interest income.........           834           3,371            14,800              733            1,582           21,320
  Other...................            --        (226,701)          (85,231)              --               --         (311,932)
                            -----------       ----------       -----------      -----------      -----------      -----------
Total other income
  (expense)...............      (590,146)       (527,994)         (134,641)        (148,515)           1,582       (1,399,714)
                            -----------       ----------       -----------      -----------      -----------      -----------
Income (loss) before
  income taxes............      (989,356)       (388,961)          499,745          (26,943)          25,114         (880,401)
  Income taxes............            --              --                --           35,800            2,300           38,100
                            -----------       ----------       -----------      -----------      -----------      -----------
Net income (loss).........   $  (989,356)     $ (388,961)      $   499,745      $   (62,743)     $    22,814      $  (918,501)
                            ===========       ==========       ===========      ===========      ===========      ===========

     (b) Represents the estimated reduction in revenues for assets not acquired.

          Amtel........................................................  $2,859,000
          POA..........................................................      12,000
                                                                         ----------
                                                                         $2,871,000
                                                                         ==========


     (c) Represents the reduction in line and transmission charges of $1,562,000 to reflect lower volumes at Amtel resulting from the reduction in the number of public pay telephones from 11,500 to 9,400 at December 31, 1995. The decrease in the telephone count was the result of the Amtel Court Appointed Bankruptcy Trustee (the "Amtel Trustee") "de-installing" unprofitable public pay telephones. In 1996 the Trustee continued the program of "de-installing" unprofitable public pay telephones. On September 13, 1996, the Company acquired 6,872 installed public pay telephones. Additionally, the Company estimates that line and transmission charges for Amtel's public pay telephones will decrease by an additional $133,000 due to volume discounts resulting from the assimilation of Amtel's public pay telephones.

                      FOOTNOTES TO THE UNAUDITED PRO FORMA
           COMBINED CONDENSED STATEMENT OF OPERATIONS -- (CONTINUED)


     (d) Represents estimated lower location commissions due to assets not acquired.


          Amtel........................................................  $  800,000
          Public Telephone.............................................     267,000
                                                                         ----------
                                                                         $1,067,000
                                                                         ==========


     (e) World, Public Telephone, IPP and Paramount:



            Reductions in the operations and field service personnel:
               Closing of the Pompano Beach, Florida service office and
                 the elimination of eight employees....................  $  253,000
               Closing of an office in Chicago, Illinois and
                 elimination of three employees........................     127,000
               Closing of the Detroit, Michigan office and elimination
                 of two employees......................................      47,000
               Closing of the Ft. Wayne, Indiana office and elimination
                 of four employees.....................................      93,000
               Elimination of four technicians in Florida due to the
                 elimination of duplicate routes.......................      83,000
               Elimination of eleven employees in field pay phone
                 support located in Cleveland, Ohio....................     197,000
                                                                         ----------
            Subtotal...................................................     800,000
                                                                         ----------
          Amtel:
            Elimination of operator service costs associated with
               revenues eliminated in footnote (b).....................     632,000
            Elimination of costs relating to assets not acquired:
                 Cost of public pay telephones not acquired............     845,000
                 Cost of all personnel assigned to the inmate/prison
                    pay telephone business segment that was not
                    acquired...........................................     485,000
                 Cost of Amtel's telephone supply business not
                    acquired...........................................     170,000
                                                                         ----------
            Subtotal...................................................   2,132,000
                                                                         ----------
          POA:
            Elimination of costs associated with duplicate operator
               services................................................      95,000
                                                                         ----------
          Total........................................................  $3,027,000
                                                                         ==========


     (f) Represents additional depreciation and amortization associated with the acquired tangible and intangible assets.

                                                                              LIVES
                                                                      ---------------------
                                                           AMOUNT     TANGIBLE   INTANGIBLE
                                                         ----------   --------   ----------
                                                                            (MONTHS)
          World, Public Telephone, IPP and Paramount...  $6,117,000      60        24-60
          Amtel........................................   1,008,000      60          54
          POA..........................................   1,404,000      60        60-72
                                                         ----------
                                                         $8,529,000
                                                         ==========


     (g) Amtel:



              Amtel Communications, Inc. and its combined companies filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code on August 3, 1995, administratively

                      FOOTNOTES TO THE UNAUDITED PRO FORMA
           COMBINED CONDENSED STATEMENT OF OPERATIONS -- (CONTINUED)


         consolidated under Case No. 95-08253-A11. Amtel continued to operate its business as a debtor-in-possession under the jurisdiction of the United States Bankruptcy Court for the Southern District of California. Prior to the Company's acquisition of certain assets from Amtel, Amtel was comprised of five separate operating subsidiaries: (i) Amtel Communications, Inc. ("ACI") was generally the administrative arm for the other four subsidiaries; (ii) Amtel Communications Services, Inc. ("ACS") sold telephone long-distance debit cards; (iii) Amtel Communications Correctional Facilities, Inc. ("ACF") provided pay telephone services to correctional facilities; (iv) Amtel Communications Payphones, Inc. ("ACP") provided public pay telephone services; and (v) ACI-HDT Supply, Inc. ("HDT") sold equipment. Prior to filing for bankruptcy, Amtel had 11,500 public pay telephone locations under contract.



              The Amtel Trustee determined that more than 5,000 of the public pay telephone locations, out of 11,500 locations, were either non-profitable or marginally profitable and that the public pay telephone subsidiary had a chance of being profitable. The Amtel Trustee implemented a cost reduction and downsizing program in October 1995, whereby the Amtel Trustee disposed of unprofitable assets, including public pay phones, wrote-off non-existent fixed assets, closed down Amtel's corporate office in San Diego, California eliminating 65 employees and moved the remaining administrative staff to other facilities. Additionally, the Amtel Trustee disposed of the ACS, ACF and HDT business segments. The majority of the downsizing was completed in March 1996. By July 1996, Amtel had reduced its number of installed public pay telephones to 7,300 locations. On September 13, 1996, the Company acquired 6,872 installed public pay telephones.



          The reductions in selling, general and administrative costs are summarized as follows:
            Elimination of 65 employees assigned to corporate
               office.................................................  $ 6,453,000
            Closing of corporate office...............................      711,000
            Elimination of vehicles formerly used by the terminated
               employees..............................................      275,000
            Elimination of professional consultants not retained by
               Company................................................      681,000
            Elimination of office leases not assumed located in San
               Diego and Los Angeles, California......................      401,000
            Elimination of compensation expense to Amtel Trustee,
               corporate controller, accounting manager, and six
               administrative clerks located in San Diego; and seven
               operational personnel located in five regional
               offices................................................    2,840,000
                                                                        -----------
          Subtotal for Amtel..........................................   11,361,000
                                                                        -----------
          Paramount:
            Elimination of the entire corporate office staff located
               in Fort Lauderdale, Florida............................      378,000
            Elimination of professional fees..........................      128,000
            Elimination of one subcontractor..........................       37,000
            Closing of the corporate headquarters in Fort Lauderdale,
               Florida................................................       69,000
            Reduction in insurance....................................       30,000
            Elimination of executive benefits.........................        3,000
                                                                        -----------
          Subtotal for Paramount......................................      645,000
                                                                        -----------

                      FOOTNOTES TO THE UNAUDITED PRO FORMA
           COMBINED CONDENSED STATEMENT OF OPERATIONS -- (CONTINUED)


          IPP:
            Elimination of six employees located in Hilton Head, South
               Carolina and Knoxville, Tennessee......................      270,000
            Closing of corporate offices in Hilton Head, South
               Carolina and Knoxville, Tennessee......................      139,000
            Elimination of professional fees..........................       22,000
            Employee benefits not assumed.............................       13,000
            Reduction in insurance....................................       55,000
            Owners' commissions eliminated............................       82,000
            Addition of one new executive.............................      (80,000)
                                                                        -----------
          Subtotal for IPP............................................      501,000
                                                                        -----------
          World:
            Elimination of six executives and related benefits located
               in St. Louis, Missouri and Cleveland, Ohio.............      500,000
                                                                        -----------
          Subtotal for World..........................................      500,000
                                                                        -----------
          Public Telephone:
            Elimination of three executives (former owners) and
               related benefits located in Fort Wayne, Indiana........      358,000
                                                                        -----------
          Subtotal for Public Telephone...............................      358,000
                                                                        -----------
          Subtotal for World, Public Telephone, IPP and Paramount.....    2,004,000
                                                                        -----------
          POA:
            Elimination of all salaries and benefits of executives
               located in St. Louis, Missouri.........................      189,000
            Elimination of 14 administrative employees located in St.
               Louis, Missouri........................................      412,000
            Closing of corporate office in St. Louis, Missouri........      181,000
            Elimination of professional fees..........................      163,000
                                                                        -----------
          Subtotal for POA............................................      945,000
                                                                        -----------
          Total selling, general and administrative...................  $14,310,000
                                                                        ===========


     (h) Represents additional interest expense for borrowings under the Credit Agreement.

                                                      AMOUNT       INTEREST    PRO FORMA
                                                     BORROWED        RATE       EXPENSE
                                                    -----------    --------    ----------
          To fund the acquisitions of World,
            Public Telephone, IPP and Paramount...  $32,223,484      13.25%    $4,270,000
          To fund the acquisitions of Amtel and
            POA and to pay related expenses and
            other obligations.....................    8,776,516      13.25%     1,163,000
          Accretion of original issue debt
            discount..............................                              1,576,000
                                                                               ----------
                                                                               $7,009,000
                                                                               ==========

                      FOOTNOTES TO THE UNAUDITED PRO FORMA
           COMBINED CONDENSED STATEMENT OF OPERATIONS -- (CONTINUED)

     (i) Represents reduction in interest expense to reflect elimination of separate Company borrowings, offset by interest expense on POA Sellers' Notes.

          World, Public Telephone, IPP and Paramount...................  $  650,000
          Amtel........................................................   7,430,000
          POA..........................................................    (555,000)
                                                                         ----------
                                                                         $7,525,000
                                                                         ==========


     (j) Represents the write off, by the Amtel Trustee, of non-existent Amtel assets aggregating $429,967 (net book value) and elimination of $539,942 in expenses resulting from the Amtel Trustee's reorganization and restructuring of Amtel.


     (k) Represents elimination of income tax expense.

     (l) Represents elimination of interest expense incurred under the Credit Agreement.

     (m) Represents increase in interest expense.

                                                       AMOUNT      INTEREST     MONTHS       INTEREST
                                                     OUTSTANDING     RATE     OUTSTANDING     EXPENSE
                                                     -----------   --------   -----------   -----------
          Debt pursuant to the Debt Offering.......  125,000,000      12%          12       $15,000,000
          Interest savings on the POA Sellers'
            Notes and repayment of capital
            leases.................................                                          (1,502,000)
                                                                                            -----------
                                                                                            $13,498,000
                                                                                            ===========


     (n) Represents 6,750,000 shares of Common Stock sold pursuant to the Company Equity Offering at $3.00 per share.


     (o) Loss per share excludes an increase of the loss to common shareholders of (i) $2,002,386 which was realized on redemption of the 10% Preferred, 8% Preferred, and 7% Preferred; (ii) an extraordinary loss of $267,281 realized on the restructuring of the Company's debt on March 15, 1996; and (iii) and estimated extraordinary loss of $9,805,281 to be realized on the early retirement of the borrowings under the Credit Agreement.

     (p) Represents the estimated reduction in other operating expenses primarily to eliminate redundant operations and operations personnel and the reclassifications of chargebacks to non-coin revenue for the Cherokee to conform to PhoneTel's presentation.

          Cherokee.....................................................  $   40,000
          Texas Coinphone..............................................      88,000
          Reclassification of chargebacks..............................   1,105,000
                                                                         ----------
                                                                         $1,233,000
                                                                         ==========


     (q) Represents additional depreciation and amortization associated with the acquired tangible and intangible assets for the acquisitions completed in 1997.


                                                                              LIVES
                                                                      ---------------------
                                                           AMOUNT     TANGIBLE   INTANGIBLE
                                                         ----------   --------   ----------
                                                                            (MONTHS)
          Cherokee.....................................  $7,481,000      60        60-82
          Texas Coinphone..............................     529,000      60          72
                                                         ----------
                                                         $8,010,000
                                                         ==========

                      FOOTNOTES TO THE UNAUDITED PRO FORMA
           COMBINED CONDENSED STATEMENT OF OPERATIONS -- (CONTINUED)


     (r) Texas Coinphone:



            Elimination of expenses associated with the business
               segment acquired:
            Elimination of four employees located in the Bryan, Texas
               corporate office........................................  $   74,000
            Taxes and benefits of four eliminated employees............       7,000
            Reduction in insurance.....................................      19,000
            Closing of Bryan, Texas office.............................       2,000
            Bryan, Texas office telephones.............................      10,000
            Reduction in professional fees.............................      18,000
                                                                         ----------
          Subtotal.....................................................     130,000
                                                                         ----------



         Cherokee:



            Elimination of salaries and benefits of 13 administrative
               employees located in Jacksonville, Texas................     442,000
            Reduction in insurance.....................................      33,000
            Reduction in professional fees.............................      78,000
            Elimination of executive benefits..........................      33,000
            Closing of corporate office in Jacksonville, Texas.........     140,000
            Elimination of salaries and benefits of four sales
               employees located in Jacksonville, Texas and one sales
               employee located in Denver, Colorado....................     229,000
            Elimination of sales and marketing expense for five sales
               employees...............................................      40,000
            Other miscellaneous eliminations...........................       5,000
                                                                         ----------
            Subtotal for Cherokee......................................   1,000,000
                                                                         ----------
          Total........................................................  $1,130,000
                                                                         ==========



     (s) Represents the estimated reductions in interest expense to reflect elimination of separate Company borrowings.


          Cherokee.....................................................  $1,631,000
          Texas Coinphone..............................................      58,000
                                                                         ----------
                                                                         $1,689,000
                                                                         ==========

     (t) Represents elimination of Texas Coinphone interest income.

     (u) Represents elimination of Texas Coinphone other income which relates to assets not acquired.

                  PHONETEL TECHNOLOGIES, INC. AND SUBSIDIARIES

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                                                                           PRO FORMA
                                                                                                          ADJUSTMENTS
                                      PHONETEL          IPP AND                                             FOR 1996
                                    TECHNOLOGIES     PARAMOUNT (a)      AMTEL (b)         POA (c)         ACQUISITIONS
                                    ------------     -------------     ------------      ----------       ------------
Revenues
Coin calls......................... $ 16,988,697      $ 1,883,110      $  6,653,874      $1,769,257                 --
Non-coin...........................    9,308,538          590,457         3,464,990       1,795,827                 --
Other..............................    2,018,191           15,113            87,968         831,179       $    (28,000)(d)
                                    ------------      -----------      ------------      -----------      ------------
                                      28,315,426        2,488,680        10,206,832       4,396,263            (28,000)
                                    ------------      -----------      ------------      -----------      ------------
Operating expenses:
Line and transmission charges......    6,800,782          585,463         3,440,664         814,759                 --
Location commissions...............    4,101,195          376,269         2,322,097         509,461                 --
Field operations...................    8,102,314          356,816           456,092       1,237,567           (247,000)(e)
Depreciation and amortization......    8,876,238          183,931         1,101,916         695,490          2,442,000(f)
Selling, general and
 administrative....................    3,757,559          492,244         3,161,957       1,149,506         (1,881,000)(g)
Other unusual charges and
 contractual settlements...........    5,517,753               --                --              --                 --
                                    ------------      -----------      ------------      -----------      ------------
                                      37,155,841        1,994,723        10,482,726       4,406,783            314,000
                                    ------------      -----------      ------------      -----------      ------------
Loss from operations...............   (8,840,415)         493,957          (275,894)        (10,520)          (342,000)
                                    ------------      -----------      ------------      -----------      ------------
Other income (expense):
Interest expense:
 Related parties...................   (3,588,420)              --                --              --           (815,000)(h)
 Others............................     (551,243)         (30,881)           (8,508)       (388,768)          (453,000)(i)
Interest income....................           --               --             2,248           4,111                 --
Reorganization expenses............           --               --        (1,105,843)             --          1,105,843(j)
Other..............................           --          (12,638)       (1,342,615)        (64,036)         1,342,615(j)
                                    ------------      -----------      ------------      -----------      ------------
Total other income (expense).......   (4,139,663)         (43,519)       (2,454,718)       (448,693)         1,180,458
                                    ------------      -----------      ------------      -----------      ------------
Loss before income taxes and
 extraordinary item................  (12,980,078)         450,438        (2,730,612)       (459,213)           838,458
Income taxes.......................           --               --             5,667              --             (5,667)(k)
                                    ------------      -----------      ------------      -----------      ------------
Loss before extraordinary item..... $(12,980,078)     $   450,438      $ (2,736,279)     $ (459,213)      $    844,125
                                    ============      ===========      ============      ===========      ============
Earnings per share:
Preferred dividend.................     (269,565)              --                --              --                 --
                                    ------------      -----------      ------------      -----------      ------------
Loss before extraordinary item
 applicable to common
 shareholders...................... $(13,249,643)     $   450,438      $ (2,736,279)     $ (459,213)      $    844,125
                                    ============      ===========      ============      ===========      ============
Loss per common share.............. $      (3.08)
                                    ============
Number of shares...................    4,305,130          154,330         2,037,324         129,629
                                    ============      ===========      ============      ===========

                                      PRO FORMA          PRO FORMA FOR
                                     ADJUSTMENTS             1996
                                     FOR EQUITY          ACQUISITIONS,                                          PRO FORMA
                                      OFFERING          EQUITY OFFERING                                        ADJUSTMENTS
                                      AND DEBT             AND DEBT                              TEXAS           FOR 1997
                                      OFFERING             OFFERING            CHEROKEE        COINPHONE       ACQUISITIONS
                                     -----------        ---------------       -----------      ----------      ------------
Revenues
Coin calls.........................           --         $  27,294,938        $12,571,961      $  910,263                --
Non-coin...........................           --            15,159,812         11,061,973         403,573      $   (736,000)(p)
Other..............................           --             2,924,451            817,273          39,485                --
                                     -----------         -------------        -----------      -----------     ------------
                                              --            45,379,201         24,451,207       1,353,321          (736,000)
                                     -----------         -------------        -----------      -----------     ------------
Operating expenses:
Line and transmission charges......           --            11,641,668          6,451,165         459,477                --
Location commissions...............           --             7,309,022          3,885,956         153,801                --
Field operations...................           --             9,905,789          4,107,855          85,843          (878,000)(p)
Depreciation and amortization......           --            13,299,575          3,831,645          56,398         6,065,000(q)
Selling, general and
 administrative....................           --             6,680,266          4,909,963         432,635          (847,000)(r)
Other unusual charges and
 contractual settlements...........           --             5,517,753                 --              --                --
                                     -----------         -------------        -----------      -----------     ------------
                                              --            54,354,073         23,186,584       1,188,154         4,340,000
                                     -----------         -------------        -----------      -----------     ------------
Loss from operations...............           --            (8,974,872)         1,264,623         165,167        (5,076,000)
                                     -----------         -------------        -----------      -----------     ------------
Other income (expense):
Interest expense:
 Related parties...................    4,375,000(l)            (28,420)                --              --                --
 Others............................  (10,416,000)(m)       (11,848,400)        (1,358,917)        (51,325)        1,410,242(s)
Interest income....................           --                 6,359              3,645              --                --
Reorganization expenses............           --                    --                 --              --                --
Other..............................           --               (76,674)           (17,365)        123,236          (123,236)(t)
                                     -----------         -------------        -----------      -----------     ------------
Total other income (expense).......   (6,041,000)          (11,947,135)        (1,372,637)         71,911         1,287,006
                                     -----------         -------------        -----------      -----------     ------------
Loss before income taxes and
 extraordinary item................   (6,041,000)          (20,922,007)          (108,014)        237,078        (3,788,994)
Income taxes.......................           --                    --            (19,188)             --                --
                                     -----------         -------------        -----------      -----------     ------------
Loss before extraordinary item.....  $(6,041,000)        $ (20,922,007)       $   (88,826)     $  237,078      $ (3,788,994)
                                     ===========         =============        ===========      ===========     ============
Earnings per share:
Preferred dividend.................           --              (269,565)                --              --                --
                                     -----------         -------------        -----------      -----------     ------------
Loss before extraordinary item
 applicable to common
 shareholders......................  $(6,041,000)        $ (21,191,572)(o)    $   (88,826)     $  237,078      $ (3,788,994)
                                     ===========         =============        ===========      ===========     ============
Loss per common share..............                      $       (1.58)(o)
                                                         =============
Number of shares...................    6,750,000(n)         13,376,413
                                     ===========         =============

                                         PRO FORMA
                                     FOR 1996 AND 1997
                                       ACQUISITIONS,
                                      EQUITY OFFERING
                                          AND DEBT
                                          OFFERING
                                     ------------------
Revenues
Coin calls.........................     $ 40,777,162
Non-coin...........................       25,889,358
Other..............................        3,781,209
                                        ------------
                                          70,447,729
                                        ------------
Operating expenses:
Line and transmission charges......       18,552,310
Location commissions...............       11,348,779
Field operations...................       13,221,487
Depreciation and amortization......       23,252,618
Selling, general and
 administrative....................       11,175,864
Other unusual charges and
 contractual settlements...........        5,517,753
                                        ------------
                                          83,068,811
                                        ------------
Loss from operations...............      (12,621,082)
                                        ------------
Other income (expense):
Interest expense:
 Related parties...................          (28,420)
 Others............................      (11,848,400)
Interest income....................           10,004
Reorganization expenses............               --
Other..............................          (94,039)
                                        ------------
Total other income (expense).......      (11,960,855)
                                        ------------
Loss before income taxes and
 extraordinary item................      (24,581,937)
Income taxes.......................          (19,188)
                                        ------------
Loss before extraordinary item.....     $(24,562,749)
                                        ============
Earnings per share:
Preferred dividend.................         (269,565)
                                        ------------
Loss before extraordinary item
 applicable to common
 shareholders......................     $(24,832,314)
                                        ============
Loss per common share..............     $      (1.86)
                                        ============
Number of shares...................       13,376,413
                                        ============

    The accompanying Footnotes to the Unaudited Pro Forma Combined Condensed Statement of Operations are an integral part of these financial statements.

            FOOTNOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENT OF OPERATIONS


                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996


(a) Represents the operations of IPP SC, IPP TN and Paramount for the period from January 1, 1996 through March 15, 1996.

                                                 IPP SC     IPP TN    PARAMOUNT     COMBINED
                                                --------   --------   ----------   ----------
     Revenues:
       Coin calls.............................  $648,143   $193,203   $1,041,764   $1,883,110
       Non-coin...............................        --         --      590,457      590,457
       Other..................................     1,199     13,914           --       15,113
                                                --------   --------   ----------   ----------
                                                 649,342    207,117    1,632,221    2,488,680
                                                --------   --------   ----------   ----------
     Operating expenses:
       Line and transmission charges..........   234,659     74,923      275,881      585,463
       Location commissions...................   115,660     28,752      231,857      376,269
       Field operating expenses...............    68,844     21,630      266,342      356,816
       Depreciation and amortization..........    82,614     19,399       81,918      183,931
       Selling, general and administrative....   195,643    100,538      196,063      492,244
                                                --------   --------   ----------   ----------
                                                 697,420    245,242    1,052,061    1,994,723
                                                --------   --------   ----------   ----------
     Income (loss) from operations............   (48,078)   (38,125)     580,160      493,957
                                                --------   --------   ----------   ----------
     Other income (expense):
       Interest expense.......................   (18,088)    (1,423)     (11,370)     (30,881)
       Other..................................        --         --      (12,638)     (12,638)
                                                --------   --------   ----------   ----------
     Total other income (expense).............   (18,088)    (1,423)     (24,008)     (43,519)
                                                --------   --------   ----------   ----------
     Income (loss) before income taxes........   (66,166)   (39,548)     556,152      450,438
       Income taxes...........................        --         --           --           --
                                                --------   --------   ----------   ----------
     Net income (loss)........................  $(66,166)  $(39,548)  $  556,152   $  450,438
                                                ========   ========   ==========   ==========


(b) Represents the operations of Amtel for the period January 1, 1996 through September 12, 1996.


(c) Represents the operations of POA for the period January 1, 1996 through July 31, 1996.

(d) Represents the estimated reduction in revenues previously generated from assets not acquired in the acquisition of POA.

(e) Represents the estimated reduction in other operating expenses primarily resulting from eliminating certain offices, redundant personnel and costs of operations not acquired (principally Amtel).

     Amtel....................................................................  $ 35,000
     POA......................................................................   212,000
                                                                                --------
                                                                                $247,000
                                                                                ========

 (f) Represents additional depreciation and amortization associated with the acquired tangibles and intangible assets.

                                                                                 LIVES
                                                                        ------------------------
                                                           AMOUNT       TANGIBLE     INTANGIBLE
                                                         ----------     --------     -----------
                                                                                     (MONTHS)
     IPP and Paramount.................................  $  745,000        60            60
     Amtel.............................................     761,000        60            54
     POA...............................................     936,000        60           60-72
                                                         ----------
                                                         $2,442,000
                                                         ==========

            FOOTNOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED
                     STATEMENT OF OPERATIONS -- (CONTINUED)

 (g) Represents estimated reductions in selling, general and administrative expenses principally resulting from elimination of pre-petition expenses at Amtel and redundant personnel.

     IPP and Paramount......................................................  $  239,000
     Amtel..................................................................   1,153,000
     POA....................................................................     489,000
                                                                              ----------
                                                                              $1,881,000
                                                                              ==========

 (h) Represents additional interest expense for borrowings under the Credit Agreement to fund the acquisitions of Amtel and POA, net of $57,000 recorded by the Company from the dates of acquisition through September 30, 1996.

       BORROWED       INTEREST       PRO FORMA
        AMOUNT          RATE          EXPENSE
      ----------      --------       ---------
      $8,776,546        13.25%       $ 815,000
      ==========        =====         ========

 (i) Represents reduction in interest expense to reflect elimination of separate Company borrowings offset by interest expense on POA Sellers' Notes.

     Amtel..................................................................  $    9,000
     POA....................................................................    (462,000)
                                                                              ----------
                                                                              $ (453,000)
                                                                               =========


 (j) Represents the write off, by the Amtel Trustee, of non-existent Amtel assets aggregating $1,342,615 (net book value) and elimination of $1,105,843 in expenses resulting from the Amtel Trustee's reorganization and restructuring of Amtel.


 (k) Represents elimination of income tax expense.

 (l) Represents elimination of interest expense incurred under the Credit Agreement.

(m) Represents increase in interest expense.


                                                  AMOUNT      INTEREST     MONTHS       INTEREST
                                                OUTSTANDING     RATE     OUTSTANDING     EXPENSE
                                                -----------   --------   -----------   -----------
     Debt pursuant to the Company Debt
       Offering...............................  125,000,000      12%          6        $11,250,000
     Interest savings on the POA Sellers'
       Notes and repayment of capital
       leases.................................                                            (834,000)
                                                                                       -----------
                                                                                       $10,416,000
                                                                                       ===========



(n) Represents 6,750,000 shares of Common Stock to be sold pursuant to the Company Equity Offering at $3.00 per share.


(o) Loss per share excludes an increase of the loss to common shareholders of
    (i) $2,002,386 which was realized on redemption of the 10% Preferred, 8% Preferred, and 7% Preferred; (ii) an extraordinary loss of $267,281 realized on the restructuring of the Company's debt on March 15, 1996; and (iii) and estimated extraordinary loss of $9,805,281 to be realized on the early retirement of the borrowings under the Credit Agreement.

            FOOTNOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED
                     STATEMENT OF OPERATIONS -- (CONTINUED)

(p) Represents the estimated reduction in other operating expenses primarily to eliminate redundant operations and operations personnel and the reclassifications of chargebacks to non-coin revenue for the Cherokee to conform to PhoneTel's presentation.

     Cherokee.................................................................  $ 76,000
     Texas Coinphone..........................................................    66,000
     Reclassification of chargebacks..........................................   736,000
                                                                                --------
                                                                                $878,000
                                                                                ========


(q) Represents additional depreciation and amortization associated with the acquired tangible and intangible assets for the acquisition, completed in 1997.


                                                                                 LIVES
                                                                        ------------------------
                                                           AMOUNT       TANGIBLE     INTANGIBLE
                                                         ----------     --------     -----------
                                                                                     (MONTHS)
     Cherokee..........................................  $5,611,000        60           60-82
     Texas Coinphone...................................     454,000        60            72
                                                         ----------
                                                         $6,065,000
                                                         ==========


(r) Texas CoinPhone:



       Elimination of expenses associated with the business segment acquired:
          Elimination of four employees located in the Bryan, Texas corporate office.............................................................  $ 56,000
          Taxes and benefits of four eliminated employees.....................     5,000
          Reduction in insurance..............................................    14,000
          Closing of Bryan, Texas office......................................     1,000
          Bryan, Texas office telephones......................................     7,000
          Reduction in professional fees......................................    14,000
                                                                                --------
       Subtotal...............................................................    97,000
                                                                                --------



    Cherokee:



     Elimination of salaries and benefits of 13 administrative employees
       located in Jacksonville, Texas.........................................   330,000
       Reduction in insurance.................................................    25,000
       Reduction in professional fees.........................................    59,000
       Elimination of executive benefits......................................    25,000
       Closing of corporate office in Jacksonville, Texas.....................   105,000
       Elimination of salaries and benefits of four sales employees located in
          Jacksonville, Texas and one sales employee located in Denver,
          Colorado............................................................   172,000
       Elimination of sales and marketing expense for five sales employees....    30,000
       Other miscellaneous eliminations.......................................     4,000
                                                                                --------
       Subtotal for Cherokee..................................................   750,000
                                                                                --------
     Total....................................................................  $847,000
                                                                                ========

            FOOTNOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED
                     STATEMENT OF OPERATIONS -- (CONTINUED)


(s) Represents reduction in interest expense to reflect elimination of separate Company borrowings.


     Cherokee...............................................................  $1,358,917
     Texas Coinphone........................................................      51,325
                                                                              ----------
                                                                              $1,410,242
                                                                              ==========

(t) Represents elimination of Texas Coinphone other income which relates to assets not acquired.

                  PHONETEL TECHNOLOGIES, INC. AND SUBSIDIARIES

   UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET AT SEPTEMBER 30, 1996

                                                                PRO FORMA
                                                               ADJUSTMENTS         PRO FORMA
                                                               FOR EQUITY         FOR EQUITY
                                                                OFFERING           OFFERING
                                              PHONETEL          AND DEBT           AND DEBT                          TEXAS
                                            TECHNOLOGIES        OFFERING           OFFERING         CHEROKEE       COINPHONE
                                            ------------     ---------------     -------------     -----------     ----------
ASSETS
Current assets:
Cash....................................    $   655,734       $  83,952,579(a)   $ 84,608,313      $   364,691     $   80,895
Accounts receivable, net................      2,423,060                  --         2,423,060        3,712,950         55,140
Other current assets....................        247,426                  --           247,426          210,439             --
                                            -----------         -----------       -----------      -----------     -----------
Total current assets....................      3,326,220          83,952,579        87,278,799        4,288,080        136,035
Property and equipment, net.............     31,682,061                  --        31,682,061       16,354,960      1,143,869
Intangible assets, net..................     39,226,619           1,948,675(b)     41,175,294        4,048,701             --
Other assets............................        705,473                  --           705,473          665,044         35,420
                                            -----------         -----------       -----------      -----------     -----------
                                            $74,940,373       $  85,901,254      $160,841,627      $25,356,785     $1,315,324
                                            ===========         ===========       ===========      ===========     ===========
LIABILITIES AND EQUITY
Current liabilities:
Current long-term debt:
  Payable to related parties............    $ 5,234,953       $  (4,717,707)(c)  $    517,246               --             --
  Payable to others.....................        995,673                  --           995,673      $ 2,982,325     $  183,300
Current portion capital leases..........        803,336            (656,947)(d)       146,389          977,433             --
Accounts payable........................      2,969,681                  --         2,969,681          754,048         39,472
Accrued expenses........................      3,524,690                  --         3,524,690        2,979,962         21,590
Deferred revenues.......................        600,000                  --           600,000               --             --
Other unusual items and contractual
  settlements...........................        516,392                  --           516,392               --             --
                                            -----------         -----------       -----------      -----------     -----------
Total current liabilities...............     14,644,725          (5,374,654)        9,270,071        7,693,768        244,362
Long-term debt:
  Payable to related parties............     31,053,337         (31,053,337)(c)            --               --             --
  Payable to others.....................      3,832,781         121,677,579(e)    125,510,360       10,636,237        626,910
Capital leases..........................      7,225,722          (7,093,053)(d)       132,669               --         40,578
Deferred taxes..........................             --                  --                --          342,359             --
14% preferred mandatorily redeemable at
  $6,978,963............................      6,539,053                  --         6,539,053               --             --
Other equity:
  Preferred stock.......................             --                  --                --        2,400,000             --
  Common stock..........................         76,397              67,500(f)        143,897          351,903        166,395
  Additional paid in capital............     40,541,544          17,912,500(f)     58,454,044        1,097,630             --
  Accumulated deficit...................    (28,973,186)        (10,235,281)(f)   (39,208,467)       2,834,888        237,079
                                            -----------         -----------       -----------      -----------     -----------
Total other equity......................     11,644,755           7,744,719        19,389,474        6,684,421        403,474
                                            -----------         -----------       -----------      -----------     -----------
                                            $74,940,373       $  85,901,254      $160,841,627      $25,356,785     $1,315,324
                                            ===========         ===========       ===========      ===========     ===========

                                                                 PRO FORMA
                                                                 FOR 1997
                                           PRO FORMA           ACQUISITIONS
                                          ADJUSTMENTS         EQUITY OFFERING
                                            FOR 1997             AND DEBT
                                          ACQUISITIONS           OFFERING
                                          ------------     ---------------------
ASSETS
Current assets:
Cash....................................  $(61,974,877)(g)     $  23,079,022
Accounts receivable, net................       186,117(h)          6,377,267
Other current assets....................     1,095,230(h)          1,553,095
                                           -----------           -----------
Total current assets....................   (60,693,530)           31,009,384
Property and equipment, net.............     7,270,037(i)         56,450,927
Intangible assets, net..................    25,567,230(i)         70,791,225
Other assets............................     5,301,973(h)          6,707,910
                                           -----------           -----------
                                          $(22,554,290)        $ 164,959,446
                                           ===========           ===========
LIABILITIES AND EQUITY
Current liabilities:
Current long-term debt:
  Payable to related parties............            --         $     517,246
  Payable to others.....................  $ (3,165,625)(j)           995,673
Current portion capital leases..........        (6,108)(k)         1,117,714
Accounts payable........................      (793,520)(l)         2,969,681
Accrued expenses........................      (197,417)(l)         6,328,825
Deferred revenues.......................            --               600,000
Other unusual items and contractual
  settlements...........................            --               516,392
                                           -----------           -----------
Total current liabilities...............    (4,162,670)           13,045,531
Long-term debt:
  Payable to related parties............            --                    --
  Payable to others.....................   (11,263,147)(j)       125,510,360
Capital leases..........................       (40,578)(k)           132,669
Deferred taxes..........................            --               342,359
14% preferred mandatorily redeemable at
  $6,978,963............................            --             6,539,053
Other equity:
  Preferred stock.......................    (2,400,000)(m)                --
  Common stock..........................      (518,298)(m)           143,897
  Additional paid in capital............    (1,097,630)(m)        58,454,044
  Accumulated deficit...................    (3,071,967)(m)       (39,208,467)
                                           -----------           -----------
Total other equity......................    (7,087,895)           19,389,474
                                           -----------           -----------
                                          $(22,554,290)        $ 164,959,446
                                           ===========           ===========

The accompanying Footnotes to the Unaudited Pro Forma Combined Balance Sheet are
                an integral part of these financial statements.

                 FOOTNOTES TO THE UNAUDITED PRO FORMA COMBINED
                            CONDENSED BALANCE SHEET

                             AT SEPTEMBER 30, 1996

(a) Represents adjustments to cash


     Company Equity Offering proceeds, net of estimated expense...........  $ 17,980,000
     Company Debt Offering proceeds, net of expenses......................   118,475,000
     Repayment of borrowings under Credit Agreement.......................   (41,000,000)
     Fees payable on early retirement of borrowings under Credit
       Agreement..........................................................      (430,000)
     Repayment of POA Sellers' Notes......................................    (3,322,421)
     Repayment of capital lease obligation................................    (7,750,000)
                                                                            ------------
                                                                            $ 83,952,579
                                                                            ============


(b) Represents adjustments to the intangibles assets

     Fees and expenses relating to the Company Debt Offering..............  $  6,525,000
     Write-off unamortized fees pertaining to the Credit Agreement........    (4,576,325)
                                                                            ------------
                                                                            $  1,948,675
                                                                            ============

(c) Represents adjustments to current and long-term payable to related parties


     Repay current portion of borrowings under Credit Agreement...........  $ (4,717,707)
                                                                            ============
     Repay long-term portion of borrowings under Credit Agreement.........  $(31,053,337)
                                                                            ============


(d) Represents adjustments to current and long-term obligations under capital leases

     Repay obligations under capital leases, current portion..............  $   (656,947)
                                                                            ============
     Repay obligations under capital leases, long-term obligations........  $ (7,093,053)
                                                                            ============

(e) Represents adjustments to long-term debt payable to others

     Repayment of POA Sellers' Notes......................................  $ (3,322,421)
     Gross proceeds from Company Debt Offering............................   125,000,000
                                                                            ------------
                                                                            $121,677,579
                                                                            ============

(f) Represents adjustment to other stockholders' equity


     Common Stock
       Issuance of 6,750,000 shares pursuant to the Company Equity
          Offering........................................................  $     67,500
                                                                            ============
     Additional paid-in-capital
       Proceeds from the sale of 6,750,000 shares of Common Stock at an offering price of $3.00 per share, net of estimated transaction fees of $2,270,000..............................................  $ 17,912,500
                                                                            ============
     Accumulated deficit
       Warrant accretion -- extraordinary loss on early retirement of borrowings under the Credit Agreement...........................  $ (5,228,956)
       Write-off of unamortized debt costs relating to the early
          retirement of borrowings under the Credit Agreement.............    (4,576,325)
       Fees payable on early retirement of borrowings under the Credit
          Agreement.......................................................      (430,000)
                                                                            ------------
                                                                            $(10,235,281)
                                                                            ============

                 FOOTNOTES TO THE UNAUDITED PRO FORMA COMBINED
                     CONDENSED BALANCE SHEET -- (CONTINUED)

(g) Represents adjustments to cash

     Purchase of Cherokee and payment of related fees.....................  $(58,497,503)
     Cash acquired in Cherokee Acquisition................................       263,521
     Purchase of Texas Coinphone..........................................    (3,660,000)
     Cash not acquired in Texas Coinphone acquisition.....................       (80,895)
                                                                            ------------
                                                                            $(61,974,877)
                                                                            ============

(h) Represents adjustments to accounts receivable, net and other assets to eliminate assets not acquired:

     Accounts receivable, net
       Cherokee...........................................................  $    241,257
       Texas Coinphone....................................................       (55,140)
                                                                            ------------
                                                                            $    186,117
                                                                            ============
     Other current assets
       Cherokee...........................................................  $  1,095,230
                                                                            ------------
                                                                            $  1,095,230
                                                                            ============
     Other assets
       Cherokee...........................................................  $   (665,044)
       Texas Coinphone....................................................       (32,983)
       Funds held pursuant to potential Rate Cap arrangements.............     6,000,000
                                                                            ------------
                                                                            $  5,301,973
                                                                            ============

(i) Represents adjustments to property and equipment, net and intangible assets, net to reflect purchase price allocations

     Property and equipment
       Cherokee...........................................................  $  6,730,512
       Texas Coinphone....................................................       539,525
                                                                            ------------
                                                                            $  7,270,037
                                                                            ============
     Intangible assets
       Telephone location contracts -- Cherokee...........................  $ 22,293,063
       Noncompetition agreements -- Cherokee..............................     1,249,998
       Telephone location contracts -- Texas Coinphone....................     2,024,169
                                                                            ------------
                                                                            $ 25,567,230
                                                                            ============

 (j) Represents adjustments to current and long-term debt to others

     Current long-term debt not acquired
       Cherokee...........................................................  $ (2,982,325)
       Texas Coinphone....................................................      (183,300)
                                                                            ------------
                                                                            $ (3,165,625)
                                                                            ============
     Long-term debt not acquired
       Cherokee...........................................................  $(10,636,237)
       Texas Coinphone....................................................      (626,910)
                                                                            ------------
                                                                            $(11,263,147)
                                                                            ============

                 FOOTNOTES TO THE UNAUDITED PRO FORMA COMBINED
                     CONDENSED BALANCE SHEET -- (CONTINUED)

 (k) Represents adjustments to current and long-term capital leases

     Current portion of capital leases of Cherokee not acquired...........  $     (6,108)
                                                                            ============
     Long-term capital leases of Texas Coinphone not acquired.............  $    (40,578)
                                                                            ============

 (l) Represents adjustments to accounts payable and accrued expenses

     Accounts payable not assumed
       Cherokee...........................................................  $   (754,048)
       Texas Coinphone....................................................       (39,472)
                                                                            ------------
                                                                            $   (793,520)
                                                                            ============
     Accrued expenses not assumed, net of acquisition expenses
       Cherokee...........................................................  $   (543,327)
       Texas Coinphone....................................................       (21,590)
       Acquisition expenses...............................................       367,500
                                                                            ------------
                                                                            $   (197,417)
                                                                            ============

(m) Represents adjustments to the other shareholders' equity

     Preferred stock of Cherokee redeemed prior to acquisition completion date...............................................................  $ (2,400,000)
                                                                            ============
     Common stock eliminated
       Cherokee...........................................................  $   (351,903)
       Texas Coinphone....................................................      (166,395)
                                                                            ------------
                                                                            $   (518,298)
                                                                            ============
     Paid-in capital of Cherokee eliminated...............................  $ (1,097,630)
                                                                            ============
     Retained earnings eliminated
       Cherokee...........................................................  $ (2,834,888)
       Texas Coinphone....................................................      (237,079)
                                                                            ------------
                                                                            $ (3,071,967)
                                                                            ============